Federated Prime Cash Obligations Fund
A Portfolio of Money Market Obligations Trust
AUTOMATED SHARES (TICKER PTAXX)
CASH II SHARES (TICKER PCDXX)
CLASS R SHARES (TICKER PTRXX)
TRUST SHARES (TICKER PTTXX)

SUPPLEMENT TO SUMMARY PROSPECTUSES AND PROSPECTUSES DATED JUNE 2, 2015
Federated Prime Cash Obligations Fund (PCOF) is entering into Agreements and Plans of Reorganization (the “Reorganizations”) providing for the transfer of all or substantially all of the assets of Federated Automated Cash Management Trust (ACMT), Federated Prime Cash Series (PCS) in exchange for shares of PCOF as outlined in the table below. The Reorganizations provide for the liquidation and termination of ACMT and PCS, all upon the terms and conditions set forth in the Reorganizations.
If you own shares in:	You will receive shares of:
ACMT	PCOF
Class R Shares	Class R Shares
Service Shares	Automated Shares
Cash II Shares	Trust Shares

If you own shares in:	You will receive shares of:
PCS	PCOF
Undesignated Class of Shares	Cash II Shares

Shareholder approval is not required to effect the Reorganizations. The Reorganizations are expected to occur at the close of business on or about December 11, 2015. With respect to PCOF, the “Termination Date” of the voluntary waiver and/or reimbursement of expenses described in the footnotes to the Tables in the sections entitled “Risk/Return Summary: Fees and Expenses” shall be changed to the later of: (a) January 1 , 2017; or (b) the date of the Fund's next effective prospectus.
November 2, 2015

Federated Prime Cash Obligations Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-34, 1-7400.
Federated Securities Corp., Distributor
Q452900 (11/15)
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